Summary Prospectus | May 1, 2019
DWS RREEF Global Infrastructure Fund
(formerly Deutsche Global Infrastructure Fund)
Class/Ticker	A	TOLLX	T	TOLTX	C	TOLCX	R6	TOLZX	INST	TOLIX	S	TOLSX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, Statement of Additional Information (SAI) and other information about the fund online at dws.com/mutualpros. You can also get this information at no cost by e-mailing a request to service@dws.com, calling (800) 728-3337 or asking your financial representative. The prospectus and SAI, both dated May 1, 2019, as supplemented, are incorporated by reference into this Summary Prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the fund.
Investment Objective
The fund seeks total return from both capital appreciation and current income.
Fees and Expenses of the Fund
These are the fees and expenses you may pay when you buy and hold shares. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Class S shares, which are not reflected in the tables or the example below. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Class A shares in DWS funds or if you invest at least $250,000 in Class T shares in the fund. More information about these and other discounts and waivers is available from your financial representative and in Choosing a Share Class in the prospectus (p. 33), Sales Charge Waivers and Discounts Available Through Intermediaries in the prospectus (Appendix B, p. 84) and Purchase and Redemption of Shares in the fund’s SAI (p. II-15).
SHAREHOLDER FEES (paid directly from your investment)
	A	T	C	R6	INST	S
Maximum sales charge (load) imposed on purchases, as % of offering price	5.75	2.50	None	None	None	None
Maximum deferred sales charge (load), as % of redemption proceeds[1]	None	None	1.00	None	None	None
Account Maintenance Fee (annually, for fund account balances below $10,000 and subject to certain exceptions)	$20	None	$20	None	None	$20
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
	A	T	C	R6	INST	S
Management fee	0.90	0.90	0.90	0.90	0.90	0.90
Distribution/service (12b-1) fees	0.25	0.25	1.00	None	None	None
Other expenses	0.26	0.26	0.25	0.17	0.24	0.30
Total annual fund operating expenses	1.41	1.41	2.15	1.07	1.14	1.20
Fee waiver/expense reimbursement	0.04	0.04	0.03	0.00	0.02	0.00
Total annual fund operating expenses after fee waiver/expense reimbursement	1.37	1.37	2.12	1.07	1.12	1.20
1 Investments of $1,000,000 or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of the original purchase date and 0.50% if redeemed within the following six months.

1

The Advisor has contractually agreed through April 30, 2020 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expenses and acquired fund fees and expenses) at ratios no higher than 1.37%, 1.37%, 2.12% and 1.12% for Class A, Class T, Class C and Institutional Class, respectively. The agreement may only be terminated with the consent of the fund's Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses for Class A, Class T, Class C and Institutional Class) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Years	A	T	C	R6	INST	S
1	$706	$386	$315	$109	$114	$122
3	992	681	670	340	360	381
5	1,298	998	1,152	590	626	660
10	2,165	1,895	2,480	1,306	1,384	1,455
You would pay the following expenses if you did not redeem your shares:
Years	A	T	C	R6	INST	S
1	$706	$386	$215	$109	$114	$122
3	992	681	670	340	360	381
5	1,298	998	1,152	590	626	660
10	2,165	1,895	2,480	1,306	1,384	1,455
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 78% of the average value of its portfolio.
Principal Investment Strategy
Main investments. Under normal circumstances, the fund invests at least 80% of net assets in the securities of US and non-US infrastructure-related companies. For purposes of the fund's 80% investment policy, the term “net assets” means the fund's net assets, plus the amount of any borrowings for investment purposes. The fund considers a company to be an infrastructure-related company if at least 50% of its non-cash assets are infrastructure assets or 50% of its gross income or net profits are derived, directly or indirectly, from the ownership, management, construction, operation, utilization or financing of infrastructure assets. Examples of infrastructure assets include transportation assets (such as toll roads, bridges, airports and seaports), utility assets (such as generating stations, gas and electric lines, water and sewer facilities, and communications networks) and social assets (such as hospitals, schools, and subsidized housing). The fund will invest 25% or more of its total assets in securities of companies engaged principally in infrastructure-related companies. The fund may invest in companies of any market capitalization.
Under normal circumstances, the fund invests mainly in equity securities, though it may also invest in fixed-income securities without limitation. The fund allocates its assets among various regions and countries, including emerging market countries, and normally invests most of its assets in issuers that are organized or located outside the US or that do a substantial amount of business outside the US.
Management process. In choosing securities, portfolio management uses a combination of two analytical disciplines:
Top-down research. Portfolio management analyzes various factors, including infrastructure market dynamics (such as supply/demand conditions), the economic environment (such as interest rates, inflation and economic growth), expected capital flow dynamics and exchange rate conditions.
Bottom-up research. Portfolio management analyzes characteristics and investment prospects of a particular security relative to others in its local market to actively manage the fund’s exposure to individual securities within each region. Disciplined valuation analysis drives this decision-making process, guiding portfolio management to invest in securities it believes can provide superior returns over the long-term, and to sell those that it believes no longer represent the strongest prospects.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not
2	DWS RREEF Global Infrastructure Fund
Summary Prospectus    May 1, 2019

intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Concentration risk. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting the particular segment of the market in which the fund concentrates may have a significant impact on the fund’s performance.
Infrastructure-related companies risk. The fund invests primarily in the securities of infrastructure-related companies, and will therefore be susceptible to adverse economic, business, regulatory or other occurrences affecting infrastructure-related companies. Infrastructure-related companies can be affected by various factors, including general or local economic conditions and political developments, general changes in market sentiment towards infrastructure assets, high interest costs in connection with capital construction and improvement programs, difficulty in raising capital, costs associated with compliance with changes in regulations, regulation or intervention by various government authorities, including government regulation of rates, inexperience with and potential losses resulting from the deregulation of a particular industry or sector, changes in tax laws, environmental problems, technological changes, surplus capacity, casualty losses, threat of terrorist attacks and changes in interest rates.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s investments, prevent the fund from realizing the full value of its investments or prevent the fund from selling securities it holds. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United Kingdom initiated the formal process of withdrawing from the EU. Significant uncertainty exists regarding the United Kingdom’s anticipated withdrawal from the EU and any adverse economic and political effects such withdrawal may have on the United Kingdom, other EU countries and the global economy.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.
Currency risk. Changes in currency exchange rates may affect the value of the fund’s investments and the fund’s share price. The value of currencies are influenced by a variety of factors, that include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currency by a country’s government. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the US dollar or, in the case of hedged positions, that the US dollar will decline relative to the currency being hedged. Currency exchange rates can be volatile and can change quickly and unpredictably, thereby impacting the value of the fund’s investments.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in
3	DWS RREEF Global Infrastructure Fund
Summary Prospectus    May 1, 2019

securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Medium-sized company risk. Medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.
Small company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund, which may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high yield securities is greater than for higher-rated securities.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Past Performance
How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to dws.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.
The performance figures for Class T shares prior to class inception are based on the historical performance of the fund’s Institutional Class shares adjusted to reflect the higher expenses and applicable sales charges of Class T.
4	DWS RREEF Global Infrastructure Fund
Summary Prospectus    May 1, 2019

CALENDAR YEAR TOTAL RETURNS (%) (Class A)
These year-by-year returns do not include sales charges, if any, and would be lower if they did. Returns for other classes were different and are not shown here.

	Returns	Period ending
Best Quarter	17.52%	September 30, 2010
Worst Quarter	-8.84%	March 31, 2009
Year-to-Date	14.93%	March 31, 2019
Average Annual Total Returns
(For periods ended 12/31/2018 expressed as a %)
After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.
	Class Inception	1 Year	5 Years	10 Years
Class A before tax	6/24/2008	-16.34	0.67	8.98
After tax on distributions		-17.06	-0.12	8.22
After tax on distributions and sale of fund shares		-9.64	0.32	7.24
Class T before tax	6/5/2017	-13.46	1.32	9.32
Class C before tax	6/24/2008	-11.93	1.11	8.81
INST Class before tax	6/24/2008	-11.06	2.16	9.95
Class S before tax	6/24/2008	-11.06	2.08	9.86
MSCI World Index (reflects no deduction for fees, expenses or taxes)		-8.71	4.56	9.67
Dow Jones Brookfield Global Infrastructure Index (reflects no deduction for fees, expenses or taxes)		-7.87	3.63	10.68

	Class Inception	1 Year	Since Inception
Class R6 before tax	8/25/2014	-11.03	-1.21
MSCI World Index (reflects no deduction for fees, expenses or taxes)		-8.71	3.86
Dow Jones Brookfield Global Infrastructure Index (reflects no deduction for fees, expenses or taxes)		-7.87	1.13
The Advisor believes the additional Dow Jones Brookfield Global Infrastructure Index reasonably represents the fund's overall investment process.
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Subadvisor
RREEF America L.L.C.
Portfolio Manager(s)
John W. Vojticek, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2008.
Francis X. Greywitt III, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2008.
Manoj H. Patel, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2011.
Purchase and Sale of Fund Shares
Minimum Initial Investment  ($)
	Non-IRA	IRAs	UGMAs/ UTMAs	Automatic Investment Plans
A T C	1,000	500	1,000	500
R6	None	N/A	N/A	N/A
INST	1,000,000	N/A	N/A	N/A
S	2,500	1,000	1,000	1,000
For participants in all group retirement plans for Class A, T, C and S shares, and in certain fee-based and wrap programs approved by the Advisor for Class A, C and S shares, there is no minimum initial investment and no minimum additional investment. For Section 529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class S shares. Certain intermediaries that offer Class S shares in their brokerage platforms may be eligible for an investment minimum waiver. In certain instances, the minimum initial investment may be waived for Institutional Class shares. There is no minimum additional investment for Institutional Class and Class R6 shares. The minimum additional investment in all other instances is $50.
5	DWS RREEF Global Infrastructure Fund
Summary Prospectus    May 1, 2019

To Place Orders
Mail	New Accounts	DWS PO Box 219356 Kansas City, MO 64121-9356
	Additional Investments	DWS PO Box 219154 Kansas City, MO 64121-9154
	Exchanges and Redemptions	DWS PO Box 219557 Kansas City, MO 64121-9557
Expedited Mail		DWS 210 West 10th Street Kansas City, MO 64105-1614
Web Site		dws.com
Telephone		(800) 728-3337, M – F 8 a.m. – 7 p.m. ET
TDD Line		(800) 972-3006, M – F 8 a.m. – 7 p.m. ET

The fund is generally open on days when the New York Stock Exchange is open for regular trading. Initial investments must be sent by mail. You can make additional investments or sell shares of the fund on any business day by visiting our Web site, by mail, or by telephone; however you may have to elect certain privileges on your initial account application. If you are working with a financial representative, contact your financial representative for assistance with buying or selling fund shares. A financial representative separately may impose its own policies and procedures for buying and selling fund shares.
Class T shares are closed to new purchases, except in connection with the reinvestment of dividends or other distributions where Class T shares have been issued. Class R6 shares are generally available only to certain retirement plans, which may have their own policies or instructions for buying and selling fund shares. Institutional Class shares are generally available only to qualified institutions. Class S shares are only available to a limited group of investors as well as through firms that have an agreement with DWS Distributors, Inc. to offer the shares on an agency basis on brokerage platforms.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, the Advisor, and/or the Advisor’s affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.
No such payments are made with respect to Class R6 shares. To the extent the fund makes such payments with respect to another class of its shares, the expense is borne by the other share class.
6	DWS RREEF Global Infrastructure Fund
Summary Prospectus    May 1, 2019    DRGIF-SUM